                                                                   EXHIBIT 10.27

                           INDEMNIFICATION AGREEMENT

     This Indemnification Agreement is made as of the ____ day of _________, 1998, by and between Pinnacle Oil International, Inc., a Nevada corporation (the "Company"), and ____________ (the "Indemnitee"), with reference to the following facts:

                                   RECITALS:
                                   --------

     WHEREAS, the Indemnitee is or will become a director, officer, employee, agent and/or fiduciary of the Company and/or a subsidiary of the Company;

     WHEREAS, the Company and the Indemnitee recognize the continued difficulty of the Company obtaining liability insurance for its directors, officers, employees, agents and fiduciaries and those of its subsidiaries, the significant increases in the cost of such insurance, and the general reduction in the availability of such insurance;

     WHEREAS, the Company and the Indemnitee further recognize the substantial increase in corporate litigation in general and the attendant risk to directors, officers, employees, agents and fiduciaries of the Company and its subsidiaries to litigation costs at the same time as the availability and coverage of liability insurance has been limited;

     WHEREAS, the Indemnitee does not regard the current protection available to him or her as adequate to balance the risks he or she is undertaking as a director, officer, employee, agent and/or fiduciary of the Company and/or its subsidiaries; and

     WHEREAS, in recognition of the Indemnitee's need for substantial protection against personal liability, and in order to enhance the Indemnitee's service to the Company and/or its subsidiaries as a director, officer, employee, agent and/or fiduciary thereof, and to induce the Indemnitee to provide such services, the Company wishes to provide in this Agreement for the indemnification of and the advancement of expenses to the Indemnitee to the fullest extent permitted by law and as set forth in this Agreement and, to the extent applicable insurance is maintained, for the coverage of the Indemnitee under the Company's policies of directors' and officers' liability insurance.

     NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, and for valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the parties to this Agreement (collectively "parties" and individually a "party") agree as follows:

                                   AGREEMENT
                                   ---------

1.  DEFINITIONS

     Set forth below are definitions of capitalized terms which are generally used throughout this Agreement, or references to sections containing those definitions (capitalized terms used only in a specific section of this Agreement are defined in that section):

     (a)  "BOARD OF DIRECTORS"    means the Company's Board of Directors as
constituted at the relevant time.

(b)  A "CHANGE IN CONTROL"   shall mean, subject to subsection 1(b)(iv) and
                                                    -------------------
subsection 1(b)(v) below, the occurrence of any of the following events:
------------------

        (i) An acquisition of control by an "Acquiring Person" where, immediately after the subject acquisition, such "Person" holds "Beneficial Ownership" of more than fifty percent (50%) of the "Total Combined Voting Power" of the Company's then outstanding "Voting Securities." The terms in quotations in the immediately preceding sentence shall, for purposes of this Agreement, have the following meanings:

            (1) "Acquiring Person" shall mean any "Person" which acquires the defined percentage of securities, with the exception of: (A) any Employee Benefit Plan (or a trust forming a part thereof) maintained by the Company, or any corporation or entity in which the Company holds fifty percent (50%) or more of the "Voting Securities" (each, a "Controlled Subsidiary"); (B) the Company or any Controlled Subsidiary; or (C) any "Person" which acquires the threshold percentage of "Voting Securities" through a "Non-Control Transaction" (as defined below).

            (2) "Non-Control Transaction" shall mean any transaction in which the stockholders of the Company immediately before such transaction, directly or indirectly own immediately following such transaction at least a majority of the "Total Combined Voting Power" of the outstanding "Voting Securities" of the surviving corporation (or other entity) resulting from such transaction, in substantially the same proportion as such stockholders' ownership of the Company's "Voting Securities" immediately before such transaction.

            (3) "Person," "Beneficial Ownership," "Total Combined Voting Power" and "Voting Securities" shall have the meanings ascribed to such terms in Sections 13(d) and 14(d) of the Securities Exchange Act and Rule 13d-3 promulgated thereunder; or

       (ii) During any period of three (3) consecutive years after the date of this Agreement, the individuals who constituted the Board at the beginning of such period (the "Incumbent Board") cease to constitute a majority of the Board, for any reason(s) other than: (1) the voluntary resignation of one or more Board members; (2) the refusal by one or more Board members to stand for election to the Board; and/or (3) the removal of one or more Board members for good cause; provided, however, (A) that if the nomination or election of any new director of the Company was approved by a vote of at least a majority of the Incumbent Board, such new director shall be deemed a member of the Incumbent Board; and
(B) that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act), or as a result of a solicitation of proxies or consents by or on behalf of an Acquiring Person, other than a member of the Board (a "Proxy Contest"), or as a result of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

       (iii)  The Board or the stockholders of the Company approve:

              (1) A merger or consolidation or reorganization of the Company with:

                  (A) any Controlled Subsidiary, and such transaction is not a Non-Control Transaction; or

                  (B) any other corporation or other entity, and such transaction is not a Non-Control Transaction; or

              (2) A complete liquidation or dissolution of the Company, and such transaction is not a Non-Control Transaction; or

              (3) An agreement for the sale or other disposition of all or substantially all of the assets of the Company to: (A) any Controlled Subsidiary, and such transaction is not a Non-Control Transaction or (B) to any other Person, and such transaction is not a Non-Control Transaction.

          (iv) Notwithstanding subsection 1(b)(i) above, a Change In Control
                               ------------------
     shall not be deemed to have occurred solely because any Person acquired Beneficial Ownership of more than the threshold percentage of the outstanding Voting Securities as a result of an acquisition of Voting Securities by the Company (each, a "Redemption") which, by reducing the number of Voting Securities outstanding, increased the percentage of outstanding Voting Securities Beneficially Owned by such Person; provided, however, that if (1) a Change In Control would occur as a result of a Redemption but for the operation of this sentence, and (2) after such Redemption, such Person becomes the Beneficial Owner of any additional Voting Securities, which increase the percentage of then outstanding Voting Securities Beneficially Owned by such Person over the percentage owned as a result of the Redemption, then a Change In Control be deemed to occur.

          (v)  In the case of any transaction described in subsection 1(b)(i) or
                                                           ------------------
     subsection 1(b)(iii) above, a Change in Control under such subsection shall
     --------------------
     not be deemed to have occurred if the Indemnitee or an affiliate of the Indemnitee who is then a stockholder or director of the Company, either:
     (1) expressly voted in favor of the transaction constituting the Change In Control in such Person's capacity as either a stockholder or as a director of the Company; or (2) expressly abstained from voting (other than by reason of an "interest" in a matter or transaction, as defined in the Nevada Revised Statutes); and/or (3) failed or refused to vote, then the transaction shall not constitute a Change in Control.

    (c) "INDEMNIFIABLE CLAIM" means any claims, counter-claims, demands, disputes or causes of action, whether civil, criminal, administrative or otherwise, arising from or relating to in whole or in part the Indemnitee's past, present or future capacity as a director, officer, employee, agent and/or fiduciary of: (i) the Company; (ii) any subsidiary of the Company; and/or (iii) any other corporation, partnership, joint venture, trust or other enterprise (including employee benefit plans) to whom the Indemnitee is or was serving in any of such capacities at the request of the Company. The term Indemnifiable Claim shall be construed broadly, and shall include any acts and omissions, and alleged acts and omissions, on the part of the Indemnitee while serving in any such capacity or capacities, including to any participants and/or beneficiaries of any such employee benefit plans.

    (d) "INDEMNITY PROCEEDING" means: (i) any threatened, pending or completed action, suit, proceeding or alternative dispute resolution mechanism (including appeals and petitions therefrom) based upon or arising out of in part any Indemnifiable Claim, and/or (ii) any threatened, pending or completed hearing, inquiry or investigation (including appeals and petitions therefrom) based upon or arising out of any Indemnifiable Claim that the Indemnitee in good faith believes might lead to the institution of any such action, suit, proceeding or alternative dispute resolution mechanism. The term Indemnity Proceeding shall be construed broadly to include any action, suit, proceeding or alternative dispute resolution mechanism and all claims directly or indirectly relating to any Indemnifiable Claim, whether civil, criminal, administrative, investigative or otherwise.

    (e)  "COMPANY"   means Pinnacle Oil International, Inc., a Nevada
corporation, as such party is identified in the introductory paragraph to this Agreement, and any successor and assign of Pinnacle Oil International, Inc., as more particularly described in, and permitted or prescribed pursuant to, section
                                                                         -------
17, such that if the Indemnitee is or was a director, officer, employee, agent
--
or fiduciary of such successor or assign, the Indemnitee shall stand in the same position under the provisions of this Agreement with respect to such successor or assign as the Indemnitee would under this Agreement.

    (f) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as heretofore or hereafter amended.

    (g) "EXPENSES" means any and all costs and expenses (including attorneys fees and all other costs, expenses and obligations reasonably incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in, any Indemnity Proceeding.

    (h)  "EXPENSE ADVANCE"      is defined in section 2(b)(iv) hereof.
                                          --------------------

    (i)  "INDEMNITEE"   means _____________, as such party is identified in the
introductory paragraph to this Agreement, and any successor and assign of _____________ as more particularly described in, and permitted or prescribed pursuant to, section 17.
             ----------

    (j) "INDEPENDENT COUNSEL" means an attorney or firm of attorneys, selected in accordance with the provisions of section 4 hereof, who shall not have
                                     ---------
otherwise performed services for the Company or the Indemnitee within the last three (3) years (other than with respect to matters concerning the rights of the Indemnitee under this Agreement or of other indemnitees under similar indemnity agreements).

    (k) "LIABILITIES" means: (i) any judgments, damages, fines (including any excise taxes (as determined on a grossed-up basis) assessed on the Indemnitee with respect to an employee benefit plan), interest, assessments, penalties and other amounts paid or to be paid with respect to any Indemnifiable Claim, including any paid or to be paid in settlement thereof (provided such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld, delayed or conditioned); and (ii) any federal, state, local or foreign taxes (as determined on a grossed-up basis) imposed on the Indemnitee as a result of the actual or deemed receipt for tax purposes by Indemnitee of any payments under this Agreement.

    (l) "REVIEWING PARTY" means: (i) any appropriate person or body consisting of a member or members of the Board of Directors; or (ii) any other person or body appointed by the Board of Directors who is not a party to the particular Indemnifiable Claim for which the Indemnitee is seeking indemnification; or
(iii) Independent Counsel.

  2.  INDEMNIFICATION OF LIABILITIES AND EXPENSES

    (a)  LIABILITIES.      The Company shall, to the fullest extent presently or
         -----------
hereafter permitted by applicable law, indemnify and hold the Indemnitee and each of his or her spouse, heirs, successors, assigns, agents, affiliates, insurers, executors and personal or legal representatives harmless from and against any and all Liabilities asserted against, imposed upon, or incurred or suffered or sustained by the Indemnitee, whether foreseeable or unforeseeable, and whether meritorious or not meritorious, based upon or related to or arising from any Indemnifiable Claim; provided, however:

        (i) The Company shall have no obligation to indemnify the Indemnitee for any Liabilities based upon or related to or arising from any Indemnifiable Claim (other than an Indemnifiable Claim brought by or in the right of the Company pursuant to subsection 2(a)(ii) below) resulting from an Indemnity
                         -------------------
     Proceeding within the meaning of Section 78.7502(1) of the Nevada Revised Statutes, unless the Indemnitee shall have acted in good faith and in a
               ------
     manner which he or she reasonably believed to be in or not opposed to the best interest of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful;

        (ii) Notwithstanding subsection 2(a)(i) above, the Company shall have no
                             ------------------
     obligation to indemnify the Indemnitee for any Liabilities based upon or related to or arising from any Indemnifiable Claim resulting from an Indemnity Proceeding brought by or in the right of the Company within the meaning of Section 78.7502(2) of the Nevada Revised Statutes, unless (1)
                                                                   ------
     the Indemnitee shall have acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interest of the Company, and (2) the Indemnitee has not been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the Company or for amounts paid in settlement by the Company (unless and only to the extent the court in which the Indemnity Proceeding was brought or any other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnification for such Liabilities as such court deems proper); and

        (iii) Unless ordered by a court of competent jurisdiction, the obligations of the Company to indemnify and pay the Indemnitee for Liabilities incurred under subsection 2(a)(i) and subsection 2(a)(ii) above
                                ------------------     -------------------
     shall, to the extent Section 78.751(1) of the Nevada Revised Statutes governing discretionary indemnification under Section 78.5702 of the Nevada Statutes is applicable, be subject to the condition (as provided in Section 78.751(1) of the Nevada Revised Statutes) that the Reviewing Party shall have determined, in the manner set forth below in section 4 (in a written
                                                       ---------
     opinion, in any case in which the Independent Counsel is involved), that such indemnification is proper under the circumstances, which determination the Reviewing Party shall not unreasonably withhold, condition or delay.

  (b)  EXPENSES.      If the Indemnitee was, is or becomes a party to or witness
       --------
or other participant in, or is threatened to be made a party to or witness or other participant in, any threatened, pending or completed Indemnity Proceeding, the Company shall, to the fullest extent presently or hereafter permitted by applicable law, indemnify the Indemnitee against any and all Expenses incurred by the Indemnitee in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in, any such Indemnity Proceeding, including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses, notwithstanding that there has been no final disposition of any such Indemnity Proceeding; provided, however:

        (i) The Company shall have no obligation to indemnify the Indemnitee for any Expenses based upon or related to or arising from any Indemnifiable Claim (other than an Indemnifiable Claim brought by or in the right of the Company pursuant to subsection 2(b)(ii) below) resulting from an Indemnity
            -------------------
Proceeding within the meaning of Section 78.7502(1) of the Nevada Revised Statutes, unless the Indemnitee shall have acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interest of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful;

        (ii) Notwithstanding subsection 2(b)(i) above, the Company shall have no
                             ------------------
     obligation to indemnify the Indemnitee for any Expenses based upon or related to or arising from any Indemnifiable Claim resulting from an Indemnity Proceeding brought by or in the right of the Company within the meaning of Section 78.7502(2) of the Nevada Revised Statutes, unless (1)
                                                                   ------
     the Indemnitee shall have acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interest of the Company, and (2) the Indemnitee has not been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the Company or for amounts paid in settlement by the Company (unless and only to the extent the court in which the Indemnity Proceeding was brought or any other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnification for such Expenses as such court deems proper);

          (iii) Unless ordered by a court of competent jurisdiction, the obligations of the Company to indemnify and pay the Indemnitee for Expenses incurred under subsection 2(b)(i) and subsection 2(b)(ii) above shall, to
                    ------------------     -------------------
     the extent Section 78.751(1) of the Nevada Revised Statutes governing the payment of Expenses is applicable, be subject to the condition (as provided in such statute) that the Reviewing Party shall have determined, in the manner set forth below in section 4 (in a written opinion, in any case in
                               ---------
     which the Independent Counsel is-involved), that such indemnification is proper under the circumstances, which determination the Reviewing Party shall not unreasonably withhold, condition or delay;

         (iv) The obligations of the Company to indemnify and pay any Indemnitee who is a director and/or an officer of the Company for any Expenses incurred in defending any Indemnity Proceeding shall be subject to the receipt by the Company of an undertaking by such Indemnitee to reimburse the Company for all Expenses theretofore paid if it is ultimately determined by a court of competent jurisdiction that the Indemnitee is not entitled to be indemnified by the Company for any such Expenses paid (an "Expense Advance"). The Indemnitee's obligation to reimburse the Company for any such Expense Advance shall be unsecured and no interest shall be charged thereon; and

         (v) To the extent that the Indemnitee has been successful on the merits or otherwise, in defense of any Indemnity Proceeding referred to in subsection 2(b)(i) and/or subsection 2(b)(ii) above and/or Indemnity Claim
     ------------------        -------------------
     therein, including the dismissal of any such Indemnity Proceeding and/or Indemnification Claim without prejudice, the Indemnitee shall, to the maximum extent allowed by Section 78.7502(3) of the Nevada Revised Statutes, be indemnified against all Expenses incurred by the Indemnitee in connection therewith (including any amounts theretofore denied by the Reviewing Party pursuant to section 2(b)(iii)).
                                 ------------------

   (c)  EXCEPTIONS TO INDEMNIFICATION OBLIGATION.  Notwithstanding anything in
        ----------------------------------------
section 2(a) and section 2(b) to the contrary, the Company shall not be
------------     ------------
obligated to indemnify the Indemnitee pursuant to the terms of this Agreement for any Liabilities or Expenses (as the case may be) incurred with respect to any of the following matters:

        (i) For any acts, omission, or transactions from which the Indemnitee may not be relieved of liability under applicable law.

        (ii) For any Indemnifiable Claims initiated or brought voluntarily by the Indemnitee and not by way of defense, except: (i) with respect to actions or proceedings brought to establish or enforce a right to indemnification under this Agreement or any other agreement or insurance policy or under the Company's Articles of Incorporation or Bylaws now or hereafter in effect relating to Indemnifiable Claims; or (ii) in specific cases if the Board of Directors has approved the initiation or bringing of such Indemnifiable Claim;

        (iii) For any Expenses incurred by the Indemnitee with respect to any Indemnity Proceeding instituted by the Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by the Indemnitee in such proceeding was not made in good faith or was frivolous; and/or

        (iv) For Expenses and the payment of profits arising from the purchase and sale, or sale and purchase, by the Indemnitee of securities in violation of Section 16(b) of the Exchange Act or any similar successor statute, except that the Company shall indemnify the Indemnitee with respect to all such Expenses if the Indemnitee ultimately prevails on the merits with respect to such claim.

    (d)  TERMINATION OF INDEMNIFIABLE CLAIM; NO PRESUMPTION.  The termination of
          --------------------------------------------------
any Indemnifiable Claim by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of "nolo contendere," or its equivalent, shall not, of itself, create a presumption that: (i) in the case of any Indemnifiable Claim or Indemnity Proceeding referred to in subsection
                                                               ----------
2(a)(i), subsection 2(a)(ii), subsection 2(b)(i), and/or subsection 2(b)(ii),
-------  -------------------  ------------------         -------------------
the Indemnitee did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal Indemnifiable Claim or Indemnity Proceeding, he or she had reasonable cause to believe that his or her conduct was unlawful; and (ii) with respect to any other Indemnifiable Proceeding or Indemnity Claim, the Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

    (e)  NON-EXCLUSIVITY.    The indemnification rights provided by this
         ---------------
section 2 shall not, to the fullest extent permitted by law, including Section
---------
78.751(a)(3) of the Nevada Revised Statutes, be deemed exclusive of any rights to which the Indemnitee may be entitled under the Company's Articles of Incorporation or its Bylaws, any other agreement to which the Indemnitee is a party, any right granted to the Indemnitee, either individually or as a member of the group of officers, directors, employees, agents or fiduciaries of the Company, by reason of any vote of shareholders or disinterested directors of the Company, the Nevada Revised Statutes or otherwise, both as to any act or omission, or alleged act or omission, in the Indemnitee's official capacity as an officer, director, employee, agent or fiduciary of the Company or any subsidiary of the Company and as to any act or omission, or alleged act or omission, in any other capacity while holding such office (collectively, the "Other Indemnification Rights"); provided, however, the Company may not, pursuant to Section 78.751(a)(3) of the Nevada Revised Statutes, indemnify any Indemnitee in his or her capacity as an officer or director of the Company pursuant to such Other Indemnification Rights if a final adjudication establishes that the Indemnitee's acts or omissions involved intentional misconduct, fraud or a knowing violation of the law, and were material to the cause of action, unless: (i) ordered by a court of competent jurisdiction pursuant to subsection 2(a)(ii) or subsection 2(b)(ii), or (i) is an expense
            -------------------    -------------------
advance which satisfies the conditions of subsection 2(b)(iii).
                                          --------------------

    (f)  SCOPE OF INDEMNIFICATION OBLIGATION; CHANGE IN LAWS.  In the event of
         ---------------------------------------------------
any change, after the date of this Agreement, in any applicable law, statute or rule which expands the right of a Nevada corporation to indemnify an officer, director, employee, agent or fiduciary, including Section 78.7502 and Section
78.751 of the Nevada Revised Statutes, this Agreement automatically shall be amended as of the effective date of such change to incorporate such expanded right and, from and after such effective date, the Company shall be obligated to indemnify the Indemnitee for any Liabilities to the maximum extent of such expanded right. In the event of any change, after the date of this Agreement, in any applicable law, statute or rule which narrows the right of a Nevada corporation to indemnify an officer, director, employee, agent or fiduciary, such change, except to the minimum extent required by such law, statute or rule, shall have no effect on this Agreement (as it may be expanded by operation of the preceding sentence) or the parties' rights and obligations hereunder. As soon as practicable after the effective date of any such change in any such applicable law, statute or rule, the Company and the Indemnitee shall prepare and execute a written amendment to this Agreement memorializing the effect of such change; provided that any delay in the preparation or execution of such written amendment shall not delay the date on which this Agreement is deemed amended to incorporate the effect of such change.

3.  PAYMENTS

     (a)  GENERAL.   Liabilities and Expenses which the Company is obligated to
          -------
indemnify the Indemnitee shall be paid by the Company as soon as practicable after the Indemnitee becomes legally obligated to pay such Liabilities, but in any event no later than thirty (30) days after the Indemnitee delivers written demand therefor to the Company; provided, however, in any circumstances where such payment shall be conditioned upon the determination, pursuant to section
                                                                      -------
2(a)(iii) and section 2(b)(iii), by the Reviewing Party that such payment is
---------     -----------------
proper under the circumstances, the Company shall promptly tender such matter to the Reviewing Party, and use its best efforts to promptly obtain such determination from the Reviewing Party, in order that such payment may be made within said thirty (30) day period. For purposes of the foregoing: (i) the Indemnitee shall not be deemed to have become legally obligated to pay any Liabilities imposed by reason of any civil or criminal judgment in any Indemnity Proceeding until such time that a final judicial determination is made with respect thereto by way of judgment or order (as to which all rights of appeal therefrom have been exhausted or lapsed; provided, however, the Company shall post any bond required in connection with any appeal); and (ii) the Indemnitee shall be deemed to have incurred the legal obligation to pay any such Expense at the time that the Indemnitee either receives an invoice or statement requesting payment of such amount or otherwise becomes obligated to pay such amount. It shall not be a condition precedent to the Indemnitee's right to receive payment of any Liabilities or Expenses that the Indemnitee shall have first paid such amount.

    (b)  PRIOR APPROVAL OF EXPENSES.    The Indemnitee shall not incur Expenses
         --------------------------
for which the Company is obligated to indemnify the Indemnitee without the Company's consent, which the Company shall not unreasonably withhold, delay or condition (or, in any circumstances where such payment shall be conditioned upon the determination, pursuant to section 2(a)(iii) and section 2(b)(iii), by the
                               -----------------     ------------------
Reviewing Party that such payment is proper under the circumstances, such determination by the Reviewing Party, which it shall not unreasonably withhold, condition or delay). The Company (and the Reviewing Party, if applicable) and the Indemnitee shall, with respect to any Indemnity Proceeding or Indemnifiable Claim, enter into an arrangement pursuant to which the Indemnitee will be authorized, prior to the Indemnitee incurring any such Expense, to: (i) incur Expenses likely to be incurred with respect to any Indemnity Proceeding or Indemnifiable Claim; (ii) incur Expenses of a general type or description with respect to any Indemnity Proceeding; and (iii) such mechanism to prospectively render consent on such expedited basis with respect to any Indemnity Proceeding as may be appropriate so as to facilitate the investigation, defense or settlement of such Indemnity Proceeding.

    (c)  TAX BENEFITS; INSURANCE PROCEEDS.    All Indemnifiable Claims shall be
         --------------------------------
computed net of: (i) any actual income tax benefit resulting therefrom to the Indemnitee; and (ii) any insurance coverage with respect thereto which reduces the amount of the Indemnitee's Liabilities that would otherwise be sustained; provided, however, that, in all cases, the timing of the receipt or realization of income tax benefits or insurance proceeds shall be taken into account in determining the amount of reduction of the Indemnitee's Liabilities.

    (d)  DUPLICATION OF PAYMENTS.    The Company shall not be liable under this
         -----------------------
Agreement to make any payment to the Indemnitee in connection with any Indemnifiable Claim to the extent the Indemnitee has otherwise actually received payment (under any insurance policy, the Company's Articles of Incorporation or Bylaws or otherwise) of the amounts otherwise Indemnifiable hereunder with respect to such Indemnifiable Claim.

4.  REVIEWING PARTY

    (a)  IDENTITY.    The Reviewing Party shall be selected by the Board of
         --------
Directors; provided, however, if there has been a Change of Control, the Reviewing Party shall be the Independent Counsel.

    (b)  ACTION BY REVIEWING PARTY; PAYMENT.    Except as otherwise provided in
         ----------------------------------
section 4(c) hereof, any determination by the Reviewing Party shall be
------------
conclusive and binding on the Company and the Indemnitee. Payment by the Company of Expenses incurred by the Indemnitee prior to the final disposition of any Indemnity Proceeding shall be presumed to evidence the waiver by the Reviewing Party of its right not to approve such payment pursuant to the terms of section 4 unless the Reviewing Party has first notified the Indemnitee that
   ---------
it is reserving its right to disapprove of such Expenses until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed).

    (c)  RIGHT TO COMMENCE ACTION.   If there has been no determination by the
         ------------------------
Reviewing Party or if the Reviewing Party determines that the Indemnitee substantively would not be permitted to be indemnified in whole or in part under applicable law, the Indemnitee shall have the right to commence litigation seeking an initial determination by the court or challenging any such determination by the Reviewing Party or any aspect thereof, including the legal or factual bases therefor, and the Company hereby consents to service of process and to appear in any such proceeding. If the Indemnitee has commenced or thereafter commences legal proceedings in a court of competent jurisdiction to secure a determination that the Indemnitee should be indemnified Liabilities and/or Expenses under applicable law, any determination made by the Reviewing Party that the Indemnitee would not be permitted to be indemnified under applicable law shall not be binding and the Indemnitee shall not be required to reimburse the Company for any Expense Advance until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed).

    (d)  CHANGE IN CONTROL.   If there is a Change in Control, then with respect
         -----------------
to all matters thereafter arising concerning the rights of the Indemnitee to payment of Liabilities and Expenses (including Expense Advances) under this Agreement or any other agreement or under the Company's Articles of Incorporation or Bylaws as now or hereafter in effect, Independent Counsel shall be selected by the Indemnitee and approved by the Company (which approval shall not be unreasonably withheld). Such counsel, among other things, shall render its written opinion to the Company and the Indemnitee as to whether and to what extent the Indemnitee would be permitted to be indemnified under applicable law and the Company agrees to abide by such opinion. The Company agrees to pay the reasonable fees of the Independent Counsel referred to above and to fully indemnify such counsel against any and all expenses (including attorneys' fees), claims, liabilities and damages arising out of or relating to this Agreement or such counsel's engagement pursuant hereto.

    (e)  NO PRESUMPTIONS; BURDEN OF PROOF.  Neither the failure of the Reviewing
         --------------------------------
Party to have made a determination as to whether the Indemnitee has met any particular standard of conduct or had any particular belief, nor an actual determination by the Reviewing Party that the Indemnitee has not met such standard of conduct or did not have such belief, prior to commencement of legal proceedings by the Indemnitee to secure a judicial determination that the Indemnitee should be indemnified under applicable law, shall be a defense to the Indemnitee's claim or create a presumption that the Indemnitee has not met any particular standard of conduct or did not have any particular belief. In connection with any determination by the Reviewing Party or otherwise as to whether the Indemnitee is entitled to be indemnified hereunder, the burden of proof shall be on the Company to establish that the Indemnitee is not so entitled.

   5.  MECHANICS AND SETTLEMENT OF INDEMNITY CLAIMS

    (a)  NOTICE BY INDEMNITEE TO COMPANY.  The Indemnitee shall give the Company
         -------------------------------
written notice as soon as practicable of any Indemnifiable Claim made against the Indemnitee for which indemnification will or could be sought by him or her under this Agreement; provided, however, that the Indemnitee's delay in notifying the Company shall not limit in any way the Indemnitee's right to indemnification under this Agreement unless such delay materially adversely affects the ability of the Indemnitee or the Company to defend against such Indemnifiable Claim. Such notice shall set forth whether the Indemnitee elects to assume and control the defense of the underlying Indemnity Proceeding.

    (b)  NOTICE BY COMPANY TO INSURERS.      If, at the time of its receipt of a
         -----------------------------
notice of Indemnifiable Claim pursuant to section 5(a) hereof, the Company has
                                          ------------
in effect liability insurance applicable to such Indemnifiable Claim, the Company shall give prompt notice of the commencement of such

Indemnifiable Claim to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such Indemnifiable Claim in accordance with the terms of such policies. In the event that the Company delays notice or fails to notify any insurer in a timely manner and, as a result of such delay or failure of notification, the Indemnitee does not receive the benefits of such insurance, then the Company shall conclusively be deemed to be obligated to indemnify the Indemnitee against all Expenses incurred by the Indemnitee with respect to such Indemnifiable Claim.

    (c)  SELECTION OF COUNSEL.      In the event the Company shall be obligated
         --------------------
under this Agreement to pay Liabilities or Advance Expenses with respect to any Indemnifiable Claim against the Indemnitee, the Company shall be entitled to assume the defense of such Indemnifiable Claim, with counsel approved by the Indemnitee, which approval shall not be unreasonably withheld, conditioned or delayed, upon the delivery to the Indemnitee of written notice of the Company's election to do so. After the Company's assumption of such defense, the Company shall not be liable to the Indemnitee under this Agreement for any fees of counsel subsequently incurred by the Indemnitee with respect to the same Indemnifiable Claim; provided, however, that: (i) the Indemnitee shall have the right to employ his or her own counsel in any such Indemnifiable Claim at the Indemnitee's expense; and (ii) if the Indemnitee shall have reasonably concluded that there may be a conflict of interest by reason of the representation in such Indemnifiable Claim of the Indemnitee and the Company and/or any other defendants by the same counsel, then the Indemnitee may retain his or her own counsel with respect to such Indemnifiable Claim and the fees and expenses of such counsel shall be an amount for which the Indemnitee is entitled to indemnification from the Company under this Agreement.

    (d)  ADVISEMENT; COOPERATION.  Counsel handling the Indemnity Proceeding on
         -----------------------
behalf of any party or parties shall diligently defend the matter and shall keep the other parties fully informed of the status of the Indemnity Proceeding and of any Indemnifiable Claims, including all relevant facts and information pertaining to the action, claims and strategy to be followed. Each party shall cooperate with each other party and their respective counsel in connection with the defense, compromise, settlement or other resolution of the Indemnifiable Claims; shall assert the "joint-counsel" privilege or its equivalent where reasonably possible and appropriate; shall make available his, her or its personnel, and provide such testimony and access to books, records, materials and information in their possession or control relating thereto as is reasonably required by the party handling the defense of such Indemnifiable Claims; all at the sole cost and expense of the party defending such Indemnifiable Claims (unless such defending party is entitled to indemnification as provided herein).

    (e)  COMPROMISE OR SETTLEMENT BY COMPANY.   No Indemnifiable Claim shall be
         -----------------------------------
compromised or settled by the Company without the written consent of the Indemnitee, which the Indemnitee shall not unreasonably withhold, delay or condition, except where: (i) such compromise or settlement involves all Indemnifiable Claims under the underlying Indemnity Proceedings for which the Company is liable to the Indemnitee; (ii) as a condition of such compromise or settlement, the claimant or plaintiff unconditionally releases the Indemnitee from any liability for all such Indemnifiable Claims; (iii) such compromise or settlement will not have any material, non-monetary affect on the Indemnitee, other than as a result of money damages or payment of monies, none of which shall be paid by the Indemnitee; (iv) the Indemnitee is totally indemnified, directly or indirectly, by the Company for any money damages or payment of monies; and (v) the Indemnitee is not obligated to admit culpability for any criminal act.

    (f)  COMPROMISE OR SETTLEMENT BY INDEMNITEE.   No Indemnifiable Claim shall
         --------------------------------------
be compromised or settled by the Indemnitee without the written consent of the Company, which the Company shall not unreasonably withhold, delay or condition, except where: (i) such compromise or settlement involves all Indemnifiable Claims under the underlying Indemnity Proceedings for which the Company is liable; (ii) if the Company is named as a party to the Indemnity Proceeding, as a condition of such compromise or settlement the claimant or plaintiff unconditionally releases the Company from any liability for all Indemnifiable Claims;

(iii) the Indemnitee releases the Company from any further liability to the Indemnitee under this Agreement with respect to the released Indemnifiable Claims; (iv) if Company is named as a party to the Indemnity Proceeding, such compromise or settlement will not materially or adversely affect the Company other than as a result of money damages or payment of monies, none of which shall be paid by the Company; and (v) the Company is not obligated to admit culpability for any criminal act.

    6.  PERIOD OF LIMITATIONS

          No legal action shall be brought and no cause of action shall be asserted by or in the right of the Company against the Indemnitee or his or her estate, spouse, heirs, successors, assigns, affiliates, insurers, executors or personal or legal representatives after the expiration of two (2) years from the date of accrual of such cause of action, and any claim or cause of action of the Company shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two-year period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action, such shorter period shall govern.

    7.  PARTIAL INDEMNIFICATION

          If the Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the Liabilities and/or Expenses incurred by him or her with respect to any Indemnity Proceeding, but not for the total amount thereof, the Company shall nevertheless indemnify the Indemnitee for the portion of such Liabilities and/or Expenses to which the Indemnitee is entitled.

    8.  SUBROGATION

          In the event the Company makes any payment to the Indemnitee under this Agreement: (i) the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee from any co-defendant, insurer or other person; and (ii) the Indemnitee shall execute all papers requested by the Company and shall do such other things as the Company may request for the purpose of securing such rights for the benefit of the Company, including the execution of such documents as may be necessary to enable the Company to bring suit to enforce such rights. The Company shall be solely responsible for securing such subrogation rights for its benefit and the Indemnitee shall have no liability to the Company solely by reason of the Company's failure or inability either to secure such subrogation rights or to recover any amounts from any co-defendant of the Indemnitee, any insurer, or any other person.

    9.  LIABILITY INSURANCE

The Company shall use its best efforts to obtain and maintain in effect during the entire period for which the Company is obligated to indemnify the Indemnitee under this Agreement, one or more policies of insurance with reputable insurance companies to provide the officers and directors of the Company with coverage for losses from wrongful acts and omissions and to ensure the Company's performance of its indemnification obligations under this Agreement. In all such insurance policies, the Indemnitee shall be named as an insured in such a manner as to provide the Indemnitee with the same rights and benefits as are accorded to the most favorably insured of the Company's directors and officers. Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain such insurance if the Company determines in good faith that: (i) such insurance is not reasonably available; (ii) that the premium costs for such insurance are disproportionate to the amount of coverage provided; (iii) that the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit; and/or (iv) if the Indemnitee is covered by similar insurance maintained by a subsidiary or parent of the Company.

     10.  PROHIBITIONS AGAINST INDEMNIFICATION

          The Company and the Indemnitee acknowledge that in certain instances federal or state law and/or applicable public policy may prohibit the Company from indemnifying its officers and directors, including the Indemnitee, under this Agreement or otherwise. The Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the Securities and Exchange Commission and/or the securities agency of any state that in certain circumstances the Company will submit for determination by a court the question of the Company's right to indemnify the Indemnitee with respect to an Indemnifiable Claim of the violation of applicable securities laws. If the Company's indemnification obligation under this Agreement is subject to the limitations of any federal or state law or applicable public policy that prohibits the Company's indemnification of its officers, directors, employees, agents or fiduciaries, or any group of them, the Company shall have no liability to the Indemnitee solely by reason of its failure or refusal to indemnify the Indemnitee as a result of the application of such law or public policy.

    11.  VIOLATION OF LAW

          Nothing in this Agreement is intended to require or shall be construed as requiring the Company to do or fail to do any act in violation of applicable law. The Company's inability to perform its obligations under this Agreement by reason of any prohibitions or limitations imposed by federal or state law, applicable public policy, or court order, shall not constitute a breach of this Agreement.

    12.  EFFECTIVENESS OF AGREEMENT

          This Agreement shall be effective as of the day and year first above written and shall apply to all Indemnifiable Claims against or involving the Indemnitee that are threatened or pending as of such date or are initiated on or after such date, regardless of whether the underlying facts relating to the Indemnitee occurred before, on or after such date. The Indemnitee's right to indemnification under this Agreement shall continue in effect after the Indemnitee ceases to be, for whatever reason, an officer, director, employee, agent or fiduciary of the Company and for so long as he or she might be made a party to any Indemnifiable Claim and with respect to which the Indemnitee would or might be entitled to indemnification under this Agreement if he or she then was an officer, director, employee, agent or fiduciary of the Company.

    13.  NO CONSTRUCTION AS EMPLOYMENT AGREEMENT

          Nothing contained in this Agreement shall be construed as giving the Indemnitee any right to be retained in the employ of the Company or any of its subsidiaries.

    14.  REPRESENTATIONS AND WARRANTIES

          Each of the parties to this Agreement hereby represents and warrants to each of the other parties to this Agreement, each of which is deemed to be a separate representation and warranty, as follows:

         (a) ORGANIZATION, POWER AND AUTHORITY. Such party: (i) if an entity, is
             ---------------------------------
duly organized, validly existing and in good standing under the laws of its state, territory or province of incorporation or organization; and (ii) if an entity or fiduciary, has all requisite corporate or other power and authority to enter into this Agreement.

         (b) AUTHORIZATION. The execution and delivery of this Agreement by such
             -------------
party, and the performance by such party of the transactions herein contemplated, have, if such party is an entity or a fiduciary, been duly authorized by, and are prohibited under, its governing organization or authorizing documents, and no further corporate or other action on the part of such party is necessary to authorize this Agreement, or the performance of such transactions.

         (c) VALIDITY. This Agreement has been duly executed and delivered by
             --------
such party and, assuming due authorization, execution and delivery by each of the other parties hereto, is valid and binding upon such party in accordance with its terms, except as limited by: (1) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditor rights generally; and (2) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

        (d) NON-CONTRAVENTION. Neither the execution or delivery of this
            -----------------
Agreement by such party, nor the performance by such party of the transactions contemplated herein: (i) will, if such party is an entity, breach or conflict with any of the provisions of such party's governing, organizational or authorizing documents; or (ii) to the best of such party's knowledge and belief, will such actions violate or constitute an event of default under any agreement or other instrument to which such party is a party.

        (e) LEGAL REPRESENTATION. Such party: (i) had the advice, or sufficient
            --------------------
opportunity to obtain the advice, of legal counsel separate and independent from legal counsel for any other party hereto; and (ii) such party was not represented by the legal counsel of any other party hereto in connection with the transactions contemplated by this Agreement, nor was such party under any belief or understanding that such legal counsel was representing such party's interests.

         (f) FAIRNESS. The terms and conditions of the transactions contemplated
             --------
by this Agreement are fair and reasonable to such party based upon all of the facts and circumstances at the time this Agreement is entered into; and such party has voluntarily entered into the transactions contemplated by this Agreement, without duress or coercion.

     15.  INTERPRETATION AND CONSTRUCTION

         (a) PREPARATION OF AGREEMENT. The parties have participated jointly in
             ------------------------
the negotiation and drafting of this Agreement and each provision hereof. In the event any ambiguity, conflict, omission or other question of intent or interpretation arises, this Agreement shall be construed as if jointly drafted by the parties, and no presumption or burden of proof shall be presumed, implied or otherwise construed favoring or disfavoring any party by virtue of the authorship of this Agreement or of any provision hereof.

         (b) PERFORMANCE ON BUSINESS DAY. In the event the date on which a party
             ---------------------------
is required to take any action under the terms of this Agreement is not a business day, the action shall, unless otherwise provided herein, be deemed to be required to be taken on the next succeeding business day. For purposes of this section, the term "business day" shall mean Monday through Friday (excluding any legal holidays).

         (c) SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and
             ------------------------------------------
warranties made by any party in connection with any transaction contemplated by this Agreement shall, irrespective of any investigation made by or on behalf of any other party hereto, survive the execution and delivery of this Agreement and the performance or consummation of any transaction described in this Agreement, and shall continue in full force and effect forever thereafter (subject to any applicable statutes of limitation).

         (d) INDEPENDENT SIGNIFICANCE. The parties intend that each
             ------------------------
representation, warranty and covenant shall have independent significance. If any party has falsely made or breached any representation, warranty or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the party has not falsely made or breached shall not detract from or mitigate the fact that the party has falsely made or breached the first representation, warranty or covenant.

         (e) ENTIRE AGREEMENT; NO COLLATERAL REPRESENTATIONS. Each party
             -----------------------------------------------
expressly acknowledges and agrees that this Agreement, and the agreements and documents referenced herein: (i) are the final, complete and exclusive statement of the agreement of the parties with respect to the subject matter hereof; (ii) supersede any prior or contemporaneous agreements, memorandums, proposals, commitments, guaranties, assurances, communications, discussions, promises, representations, understandings, conduct, acts, courses of dealing, warranties, interpretations or terms of any kind, whether oral or written (collectively and severally, the "prior agreements"), and that any such prior agreements are of no force or effect except as expressly set forth herein; and (iii) may not be varied, supplemented or contradicted by evidence of prior agreements, or by evidence of subsequent oral agreements. No prior drafts of this Agreement, and no words or phrases from any prior drafts, shall be admissible into evidence in any action or suit involving this Agreement.

         (f) AMENDMENT; WAIVER; FORBEARANCE. Except as expressly provided
             ------------------------------
herein, neither this Agreement nor any of the terms, provisions, obligations or rights contained herein, may be amended, modified, supplemented, augmented, rescinded, discharged or terminated (other than by performance), except by a written instrument or instruments signed by all of the parties to this Agreement. No waiver of: (i) any breach of any term, provision or agreement;
(ii) the performance of any act or obligation under this Agreement; and/or (iii) any right granted under this Agreement, shall be effective and binding unless such waiver shall be in a written instrument or instruments signed by each party claimed to have given or consented to such waiver. Except to the extent that the party or parties claimed to have given or consented to a waiver may have otherwise agreed in writing, no such waiver shall be deemed a waiver or relinquishment of any other term, provision, agreement, act, obligation or right under this Agreement, or of any preceding or subsequent breach thereof. No forbearance by a party in seeking a remedy for any noncompliance or breach by another party hereto shall be deemed to be a waiver by such forbearing party of its rights and remedies with respect to such noncompliance or breach, unless such waiver shall be in a written instrument or instruments signed by the forbearing party.

         (g) REMEDIES CUMULATIVE. The remedies of each party under this
             -------------------
Agreement are cumulative and shall not exclude any other remedies to which such party may be lawfully entitled.

         (h) SEVERABILITY. If any term or provision of this Agreement, or the
             ------------
application thereof to any person or circumstance, shall to any extent be determined to be invalid, illegal or unenforceable under present or future laws, then, and in such event: (i) the performance of the offending term or provision (but only to the extent its application is invalid, illegal or unenforceable) shall be excused as if it had never been incorporated into this Agreement, and, in lieu of such excused provision, there shall be added a provision as similar in terms and amount to such excused provision as may be possible and still be legal, valid and enforceable; and (ii) the remaining part of this Agreement (including the application of the offending term or provision to persons or circumstances other than those as to which it is held invalid, illegal or unenforceable) shall not be affected thereby, and shall continue in full force and effect to the fullest legal extent.

         (i) TIME IS OF THE ESSENCE. Except and to the extent there is a
             ----------------------
specific cure provision in this Agreement, each party understands and agrees that: (i) time of performance is strictly of the essence with respect to each and every date, term, condition, obligation and provision hereof imposed upon such party; and (ii) the failure to timely perform any of the terms, conditions, obligations or provisions hereof by such party shall constitute a material breach and a noncurable (but waivable) default under this Agreement by such party.

         (j) PARTIES IN INTEREST. Nothing in this Agreement shall confer any
             -------------------
rights or remedies under or by reason of this Agreement on any persons other than the parties hereto and their respective successors and assigns, if any, or as may be permitted hereunder; nor shall anything in this Agreement relieve or discharge the obligation or liability of any third person to any party to this Agreement; nor shall any provision give any third person any right of subrogation or action against any party to this Agreement.

         (k) NO RELIANCE UPON PRIOR REPRESENTATIONS. Each party acknowledges
             --------------------------------------
that: (1) no other party has made any oral representation or promise which would induce such party, prior to executing this Agreement, to change such party's position to his, her or its detriment, to partially perform, or to part with value in reliance upon such representation or promise; and (2) such party has not so changed its position, performed or parted with value prior to the time of the execution of this Agreement, or such party has taken such action at its own risk.

         (l) RULES OF CONSTRUCTION. In interpreting the meaning of this
             ---------------------
Agreement: (i) the term "person" is defined in its broadest sense to include any individual or natural person, entity (as such term is defined in this subsection
                                                                      ----------
(l)) and/or fiduciary (as such term is defined in this subsection (l)), and
----                                                   ---------------
their successors and assigns; (ii) the term "entity" means any legal entity, including any corporation, association, joint stock company, partnership (limited, general or limited liability), joint-venture, and limited liability company, business trust, trust (whether revocable or irrevocable), pension or profit sharing plan, individual retirement account, or fiduciary or custodial arrangement; (iii) the term "fiduciary" means any person acting in a fiduciary capacity, including in their capacity as a trustee or a custodian; (iv) the term "affiliate" means any person controlling, controlled by, or under common control with a party (for purposes of the foregoing, the term "control" (including with the correlative meanings, the terms "controlled by" and "under common control with") means the possession directly or indirectly of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities or by contract or otherwise); (v) the term "subsidiary" means any entity in which a party holds a controlling interest;
(vi) the words "herein" and "hereunder" and other words of similar report refer to this Agreement as a whole, and not to any particular sections, subsections, paragraph, subparagraph or other subdivision of this Agreement; (vii) the words "including," "includes," and "include" shall be deemed to be followed by the words "including without limitation;" (viii) the word "or" shall not be deemed to be exclusive unless the context indicates otherwise; and (ix) the word "all" shall be deemed to include the word "any," and vice versa. All pronouns and any variation thereof used in this Agreement shall be deemed to refer to the masculine, feminine, or neuter (as the case may be), and to the singular or plural (as the case may be), as the identity of the person or persons or the context may require for proper interpretation of this Agreement. Any references in this Agreement to "dollars" shall be deemed to refer to the currency of the United States of America, unless such reference specifically references a dollar -denominated currency of a country other than the United States of America. The headings used in this Agreement are for convenience and reference purposes only, and shall not be used in construing or interpreting the scope or intent of this Agreement or any provision hereof. Each cross-references in this Agreement shall, unless specifically directed to another agreement or document, be construed only to refer to provisions within this Agreement, and shall not be construed to refer to the overall transaction or to any other agreement or document. Each exhibit, addendum, schedule and/or attachment referenced in this Agreement shall be construed to be incorporated into this Agreement by such reference and made a part hereof. References to any agreements (other than this Agreement) shall include all amendments, modifications, supplements and/or renewals thereof. Unless the context requires otherwise: (1) any reference herein to any federal, state, local or foreign statutes or laws (collectively, the "Statutes") will be deemed to include all rules and regulations promulgated thereunder: and (2) any references herein to any Statute and/or any specific section or provision of any such Statute are intended to refer to such section or provision thereof as presently enacted and as subsequently amended, succeeded, recodified or renumbered.

    16.  ENFORCEMENT

         (a) APPLICABLE LAW. This Agreement and the rights and remedies of each
             --------------
party arising out of or relating to this Agreement (including equitable remedies) shall be solely governed by, interpreted under, and construed and enforced in accordance with the laws (without regard to the conflicts of law principles) of the State of Nevada, as if this Agreement were made, and as if its obligations were to be performed in their entirety, within the State of Nevada.

         (b) CONSENT TO JURISDICTION AND VENUE; SERVICE OF PROCESS. Any "action
             -----------------------------------------------------
or proceeding" (as such term is defined below) arising out of or relating to this Agreement shall be filed in and litigated solely before the state courts of Nevada located within the County of Nevada, or the United States District Court for the _______ District of Nevada. By execution and delivery of this Agreement, each party: (i) generally and unconditionally accepts the exclusive jurisdiction of the aforesaid courts and venue therein, and waives to the fullest extent provided by law any defense or objection to such jurisdiction and venue based upon the doctrine of "forum non conveniens;" and (ii) consents to service of process in any such action or proceeding by delivery of certified or registered mailing of the summons and complaint in accordance with the notice provisions of this Agreement. The term "action or proceeding" is defined as any and all claims, suits, actions, hearings, arbitrations or other similar proceedings, including appeals and petitions therefrom, whether formal or informal, governmental or non-governmental, or civil or criminal. The foregoing consent to jurisdiction shall not constitute general consent to service of process in the State of Nevada for any purpose except as provided above, and shall not be deemed to confer rights on any person other than the parties to this Agreement.

         (c) WAIVER OF RIGHT TO JURY TRIAL. Each party hereby waives such
             -----------------------------
party's respective right to a jury trial of any claim or cause of action based upon or arising out of this Agreement. Each party acknowledges that this waiver is a material inducement to each other party hereto to enter into the transaction contemplated hereby; that each other party has already relied upon this waiver in entering into this Agreement; and that each other party will continue to rely on this waiver in their future dealings. Each party warrants and represents that such party has reviewed this waiver with such party's legal counsel, and that such party has knowingly and voluntarily waived its jury trial rights following consultation with such legal counsel.

         (d) CONSENT TO SPECIFIC PERFORMANCE AND INJUNCTIVE RELIEF; WAIVER OF
             ----------------------------------------------------------------
BOND OR SECURITY. The Company acknowledges that the Indemnitee may, as a result
----------------
of the Company's breach of its covenants and obligations under this Agreement, sustain immediate and long-term substantial and irreparable injury and damage which cannot be reasonably or adequately compensated by damages at law. Consequently, the Company agrees that that the Indemnitee shall be entitled, in the event of the Company's breach or threatened breach of its covenants and obligations hereunder, to obtain equitable relief from a court of competent jurisdiction, including enforcement of each provision of this Agreement by specific performance and/or temporary, preliminary and/or permanent injunctions enforcing any of the Indemnitee's rights, requiring performance by the Company, or enjoining any breach by the Company, all without proof of any actual damages that have been or may be caused to the Indemnitee by such breach or threatened breach and without the posting of bond or other security in connection therewith. The Company waives the claim or defense therein that the Indemnitee has an adequate remedy at law, and the Company shall not allege or otherwise assert the legal position that any such remedy at law exists. The Company agrees and acknowledges that: (i) the terms of this subsection (d) are fair, reasonable
                                             --------------
and necessary to protect the legitimate interests of the Indemnitee; (ii) this waiver is a material inducement to the Indemnitee to enter into the transactions contemplated hereby; (iii) the Indemnitee relied upon this waiver in entering into this Agreement; and will continue to rely on this waiver in its future dealings with the Company. The Company warrants and represents that it has reviewed this provision with its legal counsel, and that it has knowingly and voluntarily waived his, her or its rights following consultation with such legal counsel.

         (e) RECOVERY OF FEES AND COSTS. If any party institutes, or should any
             --------------------------
party otherwise become a party to, any action or proceeding based upon or arising out of this Agreement, including the enforcement or interpretation of this Agreement or any provision hereof, or for damages by reason of any alleged breach of this Agreement or any provision hereof, or for a declaration of rights in connection herewith, or for any other relief, including equitable relief, in connection herewith, the "prevailing party" (as such term is defined below) in any such action or proceeding, whether or not such action or proceeding proceeds to final judgment or determination, shall be entitled to receive from the non-prevailing party as a cost of suit, and not as damages, all fees, costs and expenses of enforcing any right of the prevailing party (collectively, "fees and costs"), including: (i) reasonable attorneys' fees and costs and expenses; (ii) witness fees (including experts engaged by the parties, but excluding officers, directors, employees, managers or general partners of the parties); (iii) accountants' fees; (iv) fees of other professionals and (v) any and all other similar fees incurred in the prosecution or defense of the action or proceeding; including the following: (1) postjudgment motions; (2) contempt proceedings; (3) garnishment, levy, and debtor and third party examinations; (4) discovery and (5) bankruptcy litigation. All of the aforesaid fees and costs shall be deemed to have accrued upon the commencement of such action, and shall be paid whether or not such action is prosecuted to judgment. Any judgment or order entered in such action shall contain a specific provision providing for the recovery of the aforesaid fees, costs and expenses incurred in enforcing such judgment and an award of prejudgment interest from the date of the breach at the maximum rate of interest allowed by law. The term "prevailing party" is defined as the party who is determined to prevail by the court after its consideration of all damages and equities in the action or proceeding (the court shall retain the discretion to determine that no party is the prevailing party, in which case no party shall be entitled to recover its fees and costs under this subsection 16).
                                                  -------------

    17.  ASSIGNMENT AND DELEGATION; SUCCESSORS AND ASSIGNS.

         (a) ASSIGNMENT OR DELEGATION. Except as specifically provided in this
             ------------------------
Agreement, no party (an "assigning party") may directly or indirectly sell, license, transfer or assign (whether through a merger, consolidation, conversion, sale of assets, sale or exchange of securities, or by operation of law, or otherwise) any of such party's rights or interests under this Agreement, or delegate any of such party's duties or obligations under this Agreement, in whole or in part, including to any subsidiary or to any affiliate, without the prior written consent of the other party (a "consenting party"), which consent may be withheld in the consenting party's sole and absolute discretion; provided, however:

             (i) Subject to prior compliance with subsection (iii) and
                                                  ----------------
     subsection (iv) below, an assigning party may assign all of the rights and
     ---------------
     interests and delegate all of the duties and obligations of the assigning party under this Agreement in connection with a transaction whose principal purpose is to change the State in which the assigning party is incorporated, or to form a holding company, or to effect a similar reorganization as to form of entity without change of beneficial ownership, including through: (1) a merger or consolidation or stock exchange or divisive reorganization (i.e., spin-off, split-off or split-up) or other reorganization with respect to the assigning party and/or its stockholders; or (2) the sale, transfer, exchange or other disposition by the assigning party of its assets in a single or series of related transactions, so long as such transferee, purchaser or surviving person shall expressly assume such obligations of the assigning party;

             (ii) Subject to subsection (iii) and subsection (iv) below, an
                             ----------------     ---------------
     assigning party may, with the prior written consent of the consenting party, which consent the consenting party may withhold in its sole and absolute discretion, assign all of the rights and interests and delegate all of the duties and obligations of the assigning party under this Agreement to any other person in connection with the transfer or sale of the entire business of the assigning party (other than with respect to a sale described in subsection (i) above), or the merger or consolidation of
                       --------------
     the assigning party with or described in subsection (i) above), so long as
                                              --------------
     such transferee, purchaser or surviving person shall expressly assume such obligations of the assigning party;

            (iii) Notwithstanding anything in subsection (i) or subsection (ii)
                                              --------------    ---------------
     above to the contrary, no assignment or transfer under subsection (i) or
                                                            --------------
     subsection (ii) may be effectuated unless the proposed transferee or
     ---------------
     assignee first executes such agreements (including the restatement of this Agreement) in such form as the consenting party may deem reasonably satisfactory to: (1) evidence the assumption by the proposed transferee or assignee of the obligations of the assigning party; and

(2) to ensure that the consenting party continues to receive such rights, benefits and protections (both legal and economic) as were contemplated by the consenting party when entering into this Agreement; and

          (iv) Notwithstanding anything in subsection (i) or subsection (ii)
                                           --------------    ---------------
     above to the contrary: (1) any assumption by a successor or assign under subsection (i) or subsection (ii) above shall in no way release the
     --------------    ---------------
     assigning party from any of its obligations or liabilities under this Agreement; and (2) and any merger, consolidation, reorganization, sale or conveyance under subsection (i) or subsection (ii) above shall not be
                      --------------    ---------------
     deemed to abrogate the rights of the consenting party elsewhere contained in this Agreement, including those resulting from a Change In Control.

          Any purported assignment or transfer in violation of the terms of this subsection 17(a) shall be null and void ab initio and of no force and effect,
----------------
and shall vest no rights or interests in the purported assignee or transferee.

      (b) SUCCESSORS AND ASSIGNS. Subject to subsection 17(a) above, each and
                                             ----------------
every representation, warranty, covenant, condition and provision of this Agreement as it relates to each party hereto shall be binding upon and shall inure to the benefit of such party and his, her or its respective successors and permitted assigns, spouses, heirs, executors, administrators and personal and legal representatives, including any successor (whether direct or indirect, or by merger, consolidation, conversion, purchase of assets, purchase of securities or otherwise).

18.   MISCELLANEOUS

      (a) COSTS AND EXPENSES. Except as expressly set forth in this Agreement,
          ------------------
each party shall pay all legal and other fees, costs and expenses incurred or to be incurred by such party in negotiating and preparing this Agreement; in performing due diligence or retaining professional advisors; and in complying with such party's covenants, agreements and conditions contained herein.

      (b) COOPERATION. Each party agrees, without further consideration, to
          -----------
cooperate and diligently perform any further acts, deeds and things, and to execute and deliver any documents that may be reasonably necessary or otherwise reasonably required to consummate, evidence, confirm and/or carry out the intent and provisions of this Agreement, all without undue delay or expense.

      (c) NOTICES. Unless otherwise specifically provided in this Agreement, all
          -------
notices, demands, requests, consents, approvals or other communications (collectively and severally called "notices") required or permitted to be given hereunder, or which are given with respect to this Agreement, shall be in writing, and shall be given by: (i) personal delivery (which form of notice shall be deemed to have been given upon delivery); (ii) by telegraph or by private airborne/overnight delivery service (which forms of notice shall be deemed to have been given upon confirmed delivery by the delivery agency), (iii) by electronic or facsimile or telephonic transmission, provided the receiving party has a compatible device or confirms receipt thereof (which forms of notice shall be deemed delivered upon confirmed transmission or confirmation of receipt); or (iv) by mailing in the United States mail by registered or certified mail, return receipt requested, postage prepaid (which forms of notice shall be deemed to have been given upon the fifth {5th} business day following the date mailed). Notices shall be addressed at the addresses set forth below, or to such other address as the party shall have specified in a writing delivered to the other parties in accordance with this paragraph. Any notice given to the estate of a party shall be sufficient if addressed to the party as provided in this subsection (c).
                 --------------
If to the Company:                          Pinnacle Oil International, Inc.:
                                            840th 7th Avenue, S.W., Suite 750

                                    -xviii-

                                            Calgary, Alberta, Canada T2P 3G2
                                            Telephone No.: (403) 264-7020
                                            Facsimile No.: (403) 264-6442

If to the Indemnitee:                       -----------------------------
                                            -----------------------------
                                            -----------------------------
                                            Telephone No.:   (___) ____________
                                            Facsimile No.:   (___) ____________

      (d) COUNTERPARTS; ELECTRONICALLY TRANSMITTED DOCUMENTS. This Agreement
          --------------------------------------------------
may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument, binding on all parties hereto. Any signature page of this Agreement may be detached from any counterpart of this Agreement and reattached to any other counterpart of this Agreement identical in form hereto by having attached to it one or more additional signature pages. If a copy or counterpart of this Agreement is originally executed and such copy or counterpart is thereafter transmitted electronically by facsimile or similar device, such facsimile document shall for all purposes be treated as if manually signed by the party whose facsimile signature appears.

      (e) EXECUTION BY ALL PARTIES REQUIRED TO BE BINDING. This Agreement shall
          -----------------------------------------------
not be construed to be an offer and shall have no force and effect until all parties hereto pursuant to the terms of section 18(d). Until such time as all
                                        -------------
parties fully execute this Agreement, any party who has previously executed and delivered this Agreement may revoke such execution and delivery.

     WHEREFORE, the parties hereto have executed this Agreement in the City of Calgary, Province of Alberta, as of the date first set forth above.

Company:                                 Pinnacle Oil International, Inc.,


                                         By:_______________________________


Indemnitee:                              _______________, an individual

                                         _______________________________


                                     -xix-